Exhibit 99.1

The following tables present WTW’s Segment Revenue, Operating Income and Operating Margin ($ in millions; unaudited).

	2021					2020					2019
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
HWC: Revenue	$1,233	$1,179	$1,168	$1,688	$5,268	$1,143	$1,039	$1,088	$1,625	$4,895	$1,024	$987	$1,048	$1,527	$4,586
Operating Income	242	218	241	645	1,346	214	168	216	638	1,236	189	161	209	590	1,149
Operating Margin %	19.6%	18.6%	20.6%	38.2%	25.6%	18.7%	16.2%	19.7%	39.2%	25.2%	18.5%	16.4%	20.0%	38.6%	25.0%

R&B: Revenue	$924	$885	$787	$968	$3,564	$840	$781	$724	$971	$3,316	$825	$771	$724	$962	$3,282
Operating Income	203	204	138	290	835	161	152	94	307	714	157	120	91	282	650
Operating Margin %	21.9%	23.1%	17.5%	30.1%	23.4%	19.2%	19.4%	13.1%	31.6%	21.6%	19.1%	15.5%	12.5%	29.3%	19.8%

Total Segment Revenue	$2,157	$2,064	$1,955	$2,656	$8,832	$1,983	$1,820	$1,812	$2,596	$8,211	$1,849	$1,758	$1,772	$2,489	$7,868
Total Segment Operating Income	$445	$422	$379	$935	$2,181	$375	$320	$310	$945	$1,950	$346	$281	$300	$872	$1,799

	2021					2020					2019
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue:
Total segment revenue	$2,157	$2,064	$1,955	$2,656	$8,832	$1,983	$1,820	$1,812	$2,596	$8,211	$1,849	$1,758	$1,772	$2,489	$7,868
Divested businesses	51	9	8	38	106	105	85	79	55	324	108	88	86	91	373
Reimbursable expenses and other	20	18	10	12	60	34	22	6	18	80	33	28	29	39	129
Revenue	$2,228	$2,091	$1,973	$2,706	$8,998	$2,122	$1,927	$1,897	$2,669	$8,615	$1,990	$1,874	$1,887	$2,619	$8,370

Total segment operating income	$445	$422	$379	$935	$2,181	$375	$320	$310	$945	$1,950	$346	$281	$300	$872	$1,799
Divested businesses	(10)	(19)	(20)	25	(24)	10	(2)	(11)	(10)	(13)	4	(1)	1	1	5
Amortization	(103)	(97)	(85)	(84)	(369)	(120)	(119)	(108)	(114)	(461)	(126)	(123)	(118)	(121)	(488)
Restructuring costs	—	—	—	(26)	(26)	—	—	—	(24)	(24)	—	—	—	—	—
Transaction and integration, net	(24)	(51)	952	(71)	806	(9)	(14)	(42)	(45)	(110)	(6)	—	(6)	(1)	(13)
Provision for significant litigation	—	—	—	—	—	—	—	(15)	(50)	(65)	—	—	—	—	—
Unallocated, net	(97)	(85)	(95)	(89)	(366)	(116)	(111)	(68)	(123)	(418)	(68)	(56)	(72)	(53)	(249)
Income from operations	211	170	1,131	690	2,202	140	74	66	579	859	150	101	105	698	1,054
Interest expense	(59)	(52)	(50)	(50)	(211)	(61)	(62)	(61)	(60)	(244)	(54)	(56)	(62)	(62)	(234)
Other income, net	438	74	105	84	701	89	76	156	75	396	55	66	55	50	226
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	$590	$192	$1,186	$724	$2,692	$168	$88	$161	$594	$1,011	$151	$111	$98	$686	$1,046

The following tables present WTW’s historical organic revenue growth (unaudited) as if the segments as they operate today existed at such time. Components of revenue change may not add due to rounding.

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended March 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2021	2020	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,233	$1,143	8%	3%	5%	—%	5%
Risk & Broking	924	840	10%	5%	5%	—%	5%
Total Segments	2,157	1,983	9%	4%	5%	—%	5%
Divested Businesses and Other	71	139
Total Revenue	$2,228	$2,122	5%	4%	1%	(2)%	4%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended June 30,		Reported	Currency	Currency	Acquisitions/	Organic
	2021	2020	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,179	$1,039	13%	4%	9%	—%	9%
Risk & Broking	885	781	13%	5%	8%	—%	9%
Total Segments	2,064	1,820	13%	4%	9%	—%	9%
Divested Businesses and Other	27	107
Total Revenue	$2,091	$1,927	9%	5%	4%	(4)%	8%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended September 30,		Reported	Currency	Currency	Acquisitions/	Organic
	2021	2020	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,168	$1,088	7%	1%	6%	—%	6%
Risk & Broking	787	724	9%	1%	7%	—%	7%
Total Segments	1,955	1,812	8%	1%	7%	—%	7%
Divested Businesses and Other	18	85
Total Revenue	$1,973	$1,897	4%	1%	3%	(4)%	7%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended December 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2021	2020	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,688	$1,625	4%	—%	4%	—%	4%
Risk & Broking	968	971	—%	(1)%	1%	—%	1%
Total Segments	2,656	2,596	2%	(1)%	3%	—%	3%
Divested Businesses and Other	50	73
Total Revenue	$2,706	$2,669	1%	(1)%	2%	(2)%	4%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Years Ended December 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2021	2020	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$5,268	$4,895	8%	2%	6%	—%	6%
Risk & Broking	3,564	3,316	7%	2%	5%	—%	5%
Total Segments	8,832	8,211	8%	2%	6%	—%	6%
Divested Businesses and Other	166	404
Total Revenue (i)	$8,998	$8,615	4%	2%	2%	(3)%	6%

______________

(i) WTW's operations in Russia are primarily within our Risk & Broking segment and comprised approximately 1% of consolidated WTW revenue for 2021.

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended March 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2020	2019	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,143	$1,024	12%	(1)%	13%	9%	4%
Risk & Broking	840	825	2%	(2)%	4%	—%	4%
Total Segments	1,983	1,849	7%	(2)%	9%	5%	4%
Divested Businesses and Other	139	141
Total Revenue	$2,122	$1,990	7%	(2)%	8%	5%	4%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended June 30,		Reported	Currency	Currency	Acquisitions/	Organic
	2020	2019	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,039	$987	5%	(2)%	7%	9%	(2)%
Risk & Broking	781	771	1%	(2)%	4%	—%	3%
Total Segments	1,820	1,758	4%	(2)%	5%	5%	—%
Divested Businesses and Other	107	116
Total Revenue	$1,927	$1,874	3%	(2)%	5%	5%	—%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended September 30,		Reported	Currency	Currency	Acquisitions/	Organic
	2020	2019	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,088	$1,048	4%	1%	3%	3%	—%
Risk & Broking	724	724	—%	—%	—%	—%	(1)%
Total Segments	1,812	1,772	2%	1%	2%	2%	(1)%
Divested Businesses and Other	85	115
Total Revenue	$1,897	$1,887	1%	1%	—%	1%	(2)%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended December 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2020	2019	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,625	$1,527	6%	1%	5%	—%	5%
Risk & Broking	971	962	1%	2%	(1)%	—%	(2)%
Total Segments	2,596	2,489	4%	2%	3%	—%	3%
Divested Businesses and Other	73	130
Total Revenue	$2,669	$2,619	2%	2%	—%	(1)%	2%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Years Ended December 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2020	2019	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$4,895	$4,586	7%	—%	7%	5%	2%
Risk & Broking	3,316	3,282	1%	—%	1%	—%	1%
Total Segments	8,211	7,868	4%	—%	5%	3%	2%
Divested Businesses and Other	404	502
Total Revenue	$8,615	$8,370	3%	—%	3%	2%	1%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended March 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2019	2018	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,024	$1,020	—%	(3)%	4%	—%	4%
Risk & Broking	825	836	(1)%	(5)%	3%	—%	4%
Total Segments	1,849	1,856	—%	(4)%	4%	—%	4%
Divested Businesses and Other	141	131
Total Revenue	$1,990	$1,987	—%	(4)%	4%	—%	4%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended June 30,		Reported	Currency	Currency	Acquisitions/	Organic
	2019	2018	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$987	$962	3%	(2)%	5%	—%	5%
Risk & Broking	771	754	2%	(3)%	5%	—%	6%
Total Segments	1,758	1,716	2%	(3)%	5%	—%	5%
Divested Businesses and Other	116	115
Total Revenue	$1,874	$1,831	2%	(3)%	5%	—%	5%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended September 30,		Reported	Currency	Currency	Acquisitions/	Organic
	2019	2018	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,048	$972	8%	(2)%	10%	5%	4%
Risk & Broking	724	694	4%	(2)%	7%	—%	7%
Total Segments	1,772	1,666	6%	(2)%	8%	3%	5%
Divested Businesses and Other	115	92
Total Revenue	$1,887	$1,758	7%	(2)%	9%	3%	6%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Three Months Ended December 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2019	2018	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$1,527	$1,291	18%	(1)%	19%	15%	4%
Risk & Broking	962	894	8%	(1)%	9%	—%	9%
Total Segments	2,489	2,185	14%	(1)%	15%	9%	6%
Divested Businesses and Other	130	127
Total Revenue	$2,619	$2,312	13%	(1)%	14%	9%	6%

				Components of Revenue Change
			As	Less:	Constant	Less:
	Years Ended December 31,		Reported	Currency	Currency	Acquisitions/	Organic
	2019	2018	Change	Impact	Change	Divestitures	Change
	($ in millions)
Health, Wealth & Career	$4,586	$4,245	8%	(2)%	10%	6%	4%
Risk & Broking	3,282	3,178	3%	(3)%	6%	—%	6%
Total Segments	7,868	7,423	6%	(2)%	8%	3%	5%
Divested Businesses and Other	502	465
Total Revenue	$8,370	$7,888	6%	(3)%	9%	3%	5%